U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 15, 2005



                           ECOLOCLEAN INDUSTRIES, INC.
             (Exact Name of registrant as specified in its Charter)




         Nevada                         0-33481                   65-1060612
------------------------          -------------------         ------------------
(State of Incorporation)          Commission File No.         Fed. Taxpayer I.D.


2242 South Highway 83, Crystal City, TX                             78839
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number,(   830     )      374        -     9100
                               -----------  -------------      ----------



                     (Registrant's former name and address)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement
Item 2.01  Completion of Acquisition or Disposition of Assets

     On September 15 2005, we entered into a Business Combination Agreement with Aquatronics Industries, Inc., a Rhode Island corporation. We acquired all of the issued and outstanding capital stock of Aquatronics Industries, Inc. from Ruth Schachter in exchange for Two Million Five Hundred Thousand (2,500,000) common shares of our stock. The Ecoloclean shares issued to Ruth Schachter will be restricted securities and cannot be publicly resold without registration under the Securities Act of 1933, as amended, (the "Securities Act") or an exemption from the registration provisions of the Securities Act.

     Aquatronics Industries, Inc. provides solutions to a diverse base of commercial and industrial customers with water remediation equipment and services for the removal of impurities and waste by-products. Aquatronics' wastewater treatment systems equipment can be custom designed to remediate most any liquid or solids waste management problems necessary to comply with state and federal mandates. These custom design capabilities complement Ecoloclean's existing equipment design, allowing for modification and adaptation to service a broader base of customers and industries. Additionally, Aquatronics offers fabrication, installation, field service capabilities and mobile systems for on-site piloting and treatability assessment.

Item 3.02  Unregistered Sales of Equity Securities

     On September 15, 2005, we authorized the issuance of Two Million Five Hundred Thousand (2,500,000) common shares of our common stock to Ruth Schachter in exchange for One Hundred (100) shares of Aquatronics Industries, Inc. common stock. We valued the transaction at Two Hundred Fifty Thousand ($250,000) Dollars.

     On September 16, 2005, we authorized the private sale of Two Million Twenty Thousand (2,020,000) common shares for Four Hundred Four Thousand ($404,000) Dollars to three private investors. This represents a price of Twenty ($0.20) Cents per share.

     On September 16, 2005, we authorized the issuance of One Hundred Twenty-five Thousand (125,000) shares of common stock to Carcas Capital Group, Inc. for financial consulting services valued at Twenty ($0.20) Cents per share for a total value of $25,000.

     On September 16, 2005, we authorized the issuance of Three Hundred Thousand (300,000) shares to Salta International, Inc. for consulting services valued at Twenty ($0.20) per share for a total value of $60,000.

     On September 18, 2005, we authorized the issuance of Twenty-five Thousand (25,000) shares to Martha K. Lee, an employee of World Environmental Technologies, Inc., a company subsidiary, for employee compensation valued at Twenty ($0.20) Cents per share for a total value of $5,000.

     On September 18, 2005, we authorized the issuance of Five Hundred Thousand (500,000) shares to Tony Joyce for consulting services valued at Twenty ($0.20) Cents per share for a total value of $100,000.

     On September 20, 2005, we authorized the issuance of One Hundred Twenty-six Thousand Four Hundred Eighty (126,480) to Stanley Merdinger for financial consulting services valued at Twenty ($0.20) Cents per share for a total value of $25,296.

     The issuance of these shares is based on the securities transaction exemption permitted by Section 4(2) of the Securities Act of 1933, as amended, (the "Act"). These are restricted securities and may not be publicly resold without registration under the Act or an exemption from registration.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On September 7, 2005, our corporate Secretary/Treasurer and member of the board of directors, Michael Ward, tendered his resignation from these positions. Michael Ward is the son of Royis Ward, our company President and Chairman of our board of directors. Michael Ward's decision to resign was a result of increased demands on his professional responsibilities to other business enterprises. As a result of the resignation a vacancy has been created on our board of directors and officer position.

Item 7.01  Regulation FD Disclosure

A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by this reference.

Limitation on Incorporation by Reference
----------------------------------------

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 will not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as will be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 will not be deemed an admission of materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01  Other Events

     On September 2, 2005, our board of directors authorized the grant of common stock options. We granted common stock options to purchase One Million (1,000,000) common shares each to Royis Ward, Michael Ward, Ahmed Karim, Sadru Karim and Samuel Simon. We granted common stock options to purchase Five Hundred Thousand (500,000) common shares to Gregory M. Wilson. The option price is Twenty ($0.20) Cents per share. The option term is five (5) years. At the time of the grant, Royis Ward and Michael Ward were executive officers and members of our board of directors. The common shares, once issued in private transactions, will be restricted securities issued under the securities transaction exemption afforded by Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits


     (a) Financial statements of businesses acquired. We intend to provide the historical financial statements of Aquatronics Industries, Inc. within 60 days of the filing date of this Current Report.

     (b) Pro forma financial information. We intend to provide the pro forma financial information relating to our acquisition of Aquatronics Industries, Inc. within 60 days of the filing date of this Current Report.

     (c)  Exhibits

          2.0  Business Combination Agreement dated September 15, 2005.
          99   News Release dated September 16, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ECOLOCLEAN INDUSTRIES, INC.

Dated: September 19, 2005

                                                      /s/ Royis Ward
                                                     ---------------------------
                                                     By: Royis Ward
                                                     Title: President